Exhibit 10.5

EXECUTION VERSION

FIFTH AMENDMENT AND INCREMENTAL FACILITY AMENDMENT TO CREDIT AGREEMENT
This FIFTH AMENDMENT AND INCREMENTAL FACILITY AMENDMENT TO CREDIT AGREEMENT, dated as of December 10, 2021 (as it may be amended from time to time, this “Fifth Amendment”), by and among CANO HEALTH, LLC, a Florida limited liability company (the “Borrower”), PRIMARY CARE (ITC) INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as administrative agent and collateral agent (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”) under the Loan Documents and as an Issuing Bank, the Fifth Amendment Incremental Revolving Lenders and the other Issuing Banks party hereto (in each case as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, each Lender and Issuing Bank party thereto from time to time, the Administrative Agent, and Credit Suisse, as an Issuing Bank, have entered into that certain Credit Agreement, dated as of November 23, 2020 (as may be amended, restated, amended and restated, modified and/or supplemented from time to time through, but not including, the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Fifth Amendment have the same meanings assigned thereto in the Credit Agreement);

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, (i) the Borrower desires to increase the Revolving Credit Commitment by establishing Fifth Amendment Incremental Revolving Commitments (as defined below) in an aggregate principal amount equal to $60,000,000 on the Fifth Amendment Closing Date, and (ii) each financial institution identified on the signature pages hereto as a “Fifth Amendment Incremental Revolving Lender” (each, a “Fifth Amendment Incremental Revolving Lender” and collectively, the “Fifth Amendment Incremental Revolving Lenders”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement (as amended hereby), to (A) provide Fifth Amendment Revolving Commitments to the Borrower from and after the Fifth Amendment Closing Date in the principal amount set forth opposite its name in Part 1 of Schedule I hereto and (B) and become an Issuing Bank with an Issuing Bank Sublimit in an amount equal to the amount set forth opposite its name in Part 2 of Schedule I hereto (such commitment of each Fifth Amendment Incremental Revolving Lender being referred to as its “Fifth Amendment Incremental Revolving Commitment” and collectively, the “Fifth Amendment Incremental Revolving Commitments”);

WHEREAS, the Credit Agreement may be waived, amended or modified pursuant to an agreement or agreements in writing entered into by the Borrower, the Administrative Agent and the Lenders required pursuant to the terms of Section 9.02(b) of the Credit Agreement;

WHEREAS, as contemplated by Section 2.21 of the Credit Agreement, (x) the parties hereto have agreed to amend certain terms of the Credit Agreement as hereinafter provided to give effect to the Fifth Amendment Incremental Revolving Commitments, subject to the satisfaction of the conditions precedent in Section 6 hereof and (y) this Fifth Amendment (together with the Reaffirmation Agreement) shall constitute an Incremental Facility Amendment;

WHEREAS, the establishment of the Fifth Amendment Incremental Revolving Commitments is referred to herein as the “Fifth Amendment Incremental Transaction”;

WHEREAS, each Loan Party as of the Fifth Amendment Closing Date (collectively, the “Reaffirming Parties” and each a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Fifth Amendment becoming effective and the consummation of the Fifth Amendment Incremental Transaction and agrees to reaffirm its obligations pursuant to the Credit Agreement (in the case of Holdings and the Borrower), the Guarantee Agreement, the Collateral Documents and the other Loan Documents to which it is a party; and

WHEREAS, Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A. have been appointed to act, and have agreed to act, as joint lead arrangers and joint bookrunners for the Fifth Amendment Incremental Revolving Commitments (in such capacities, the “Fifth Amendment Lead Arrangers”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to them in the Credit Agreement, as amended hereby (regardless of whether such amendments have taken effect).
SECTION 2. Fifth Amendment Incremental Revolving Commitments
(a)Subject to the terms and subject to the conditions set forth herein and in the Credit Agreement (as amended hereby) (A) each Fifth Amendment Incremental Revolving Lender party hereto severally, and not jointly, agrees that it shall have a Fifth Amendment Incremental Revolving Commitment on and as of the Fifth Amendment Closing Date in Dollars in a principal amount not to exceed the amount set forth opposite such Fifth Amendment Incremental Revolving Lender’s name on Part 1 of Schedule I hereto and (B) each Fifth Amendment Incremental Revolver Lender party hereto severally, and not jointly, agrees that it shall have an Issuing Bank Sublimit on and as of the Fifth Amendment Closing Date in an amount equal to the amount set forth opposite its name in Part 2 of Schedule 1 hereto.
(b)Immediately upon the establishment of the Fifth Amendment Incremental Revolving Commitments on the Fifth Amendment Closing Date, (A) the Fifth Amendment Incremental Revolving Commitments shall be added to (and form part of) the existing Class of Initial Revolving Credit Commitments under the Credit Agreement, (B) the Fifth Amendment Incremental Revolving Commitments shall be secured by identical collateral and guaranteed on identical terms as the existing Initial Revolving Credit Commitments and (C) the Fifth Amendment Incremental Revolving Commitments shall effectively increase the principal amount of, the Initial Revolving Credit Commitments in effect immediately prior to the Fifth Amendment Closing Date (the “Existing Revolving Commitments”).
(c)The terms of the Fifth Amendment Incremental Revolving Commitments shall be identical to the terms of the Existing Revolving Commitments, as such terms of the Existing Revolving Commitments are amended pursuant to Section 3 of this Fifth Amendment. Without limiting the foregoing, upon the establishment of the Fifth Amendment Incremental Revolving Commitments on the Fifth Amendment Closing Date, the Fifth Amendment Incremental Revolving Commitments shall be deemed to be “Initial Revolving Credit Commitments” and “Revolving Credit Commitments”, and shall constitute an Incremental Increase of, and be part of the same Class as, the Existing Revolving Commitments, and each Lender holding a Fifth Amendment Incremental Revolving Commitment shall be deemed to be an “Initial Revolving Lender”, a “Revolving Lender” and a “Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents (including, without limitation, for purposes of the definitions of the terms “Adjusted LIBO Rate”, “Applicable Rate” and “Maturity Date” and Sections 2.09 and 2.10 of the Credit Agreement).
(d)Upon the Fifth Amendment Closing Date, (i) each Revolving Lender immediately prior to the Fifth Amendment Closing Date (the “Existing Revolving Lenders”) will automatically and without further act be deemed to have assigned to each relevant Fifth Amendment Incremental Revolving Lender, and each relevant Fifth Amendment Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Existing Revolving Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Fifth Amendment Incremental Revolving Lender’s) participations under the Credit Agreement in Letters of Credit, in each case, shall be held on a pro rata basis on the basis of their respective Revolving Credit Commitments (after giving effect to the increase in the Revolving Credit Commitments described in Section 2(b)) and (ii) the Existing Revolving Lenders shall assign Revolving Loans to certain other Revolving Lenders (including the Fifth Amendment Incremental Revolving Lenders), and such other Revolving Lenders (including the Fifth Amendment Incremental Revolving Lenders) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Credit Commitments (after giving effect to the increase in the Revolving Credit Commitments described in Section 2(b)); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Credit Agreement shall not apply to the transactions effected pursuant to this Section 2(d).
(e)To the extent its consent is required under Section 2.21(b) of the Credit Agreement, each of the Administrative Agent, Credit Suisse AG, Cayman Islands Branch, in its capacity as Issuing Bank, and Morgan Stanley Senior Funding, Inc., in its capacity as Issuing Bank, hereby consent to the identity of the Fifth Amendment Incremental Revolving Lenders. For purposes of Section 9.02(d)(iv) of the Credit Agreement and the definition of “Issuing Bank Sublimit” set forth in the Credit Agreement, the parties hereto agree that this Fifth Amendment shall constitute notice in writing under Section 2.05(i) from the Administrative Agent to the Revolving Lenders of an additional Issuing Bank.
SECTION 3. Amendments to the Credit Agreement. On the Fifth Amendment Closing Date, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
““Fifth Amendment Incremental Revolving Commitment” has the meaning assigned to such term in the Fifth Amendment.”
““Fifth Amendment Incremental Revolving Lender” has the meaning assigned to such term in the Fifth Amendment.”
““Fifth Amendment” means that certain Fifth Amendment and Incremental Facility Amendment to Credit Agreement, dated as of December 10, 2021, among the Borrower, Holdings, the Fifth Amendment Incremental Revolving Lenders, the Issuing Banks party thereto and the Administrative Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.”
““Fifth Amendment Closing Date” has the meaning assigned to such term in Section 6 of the Fifth Amendment.”
““Fifth Amendment Lead Arrangers” has the meaning assigned to such term in the Fifth Amendment.”
(b)The definition of “Arranger” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Arranger” means (i) Credit Suisse Loan Funding LLC, as sole lead arranger and sole bookrunner (including, for the avoidance of doubt, in its capacity as Third Amendment Lead Arranger), (ii) the Fourth Amendment Lead Arrangers and (iii) the Fifth Amendment Lead Arrangers.”

(c)The definition of “Initial Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Initial Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Initial Revolving Loans (and acquire participations in Letters of Credit) hereunder as set forth on Schedule 2.01 under the heading “Initial Revolving Commitment”, or in the Assignment and Assumption or the Incremental Facility Amendment pursuant to which such Lender assumed or provided its Initial Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.08 or 2.18, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 or (c) increased from time to time pursuant to Section 2.21 (including, for the avoidance of doubt, any 2021 Incremental Revolving Commitment and any Fifth Amendment Incremental Revolving Commitment). The aggregate amount of the Initial Revolving Credit Commitments as of the Fifth Amendment Closing Date is $120,000,000.”
SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Fifth Amendment, each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Fifth Amendment Incremental Revolving Lenders that:
(a)as of the Fifth Amendment Closing Date, after giving effect to this Fifth Amendment and the Fifth Amendment Incremental Transaction, all of the representations and warranties of the Loan Parties set forth in this Fifth Amendment and the other Loan Documents are true and correct in all material respects (or, if qualified by materially, in all respects) on and as of the Fifth Amendment Closing Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by materially, in all respects) as of such date or for such period; and
(b)no Event of Default has occurred and is continuing at the time of, or immediately after giving effect to, the establishment of the Fifth Amendment Incremental Revolving Commitments on the Fifth Amendment Closing Date.
SECTION 5. [Reserved]
SECTION 6. Conditions to the Fifth Amendment Closing Date. The effectiveness of this Fifth Amendment and the establishment of the Fifth Amendment Incremental Revolving Commitments is subject to the satisfaction (or waiver by the Fifth Amendment Incremental Revolving Lenders) of the following conditions precedent (the first date of the satisfaction thereof is referred to as the “Fifth Amendment Closing Date”):
(a)Fifth Amendment. The Administrative Agent (or its counsel) shall have received from each of the Borrower and Holdings a counterpart signed by the Borrower, Holdings and each Person that is an Issuing Bank immediately prior to the effectiveness of this Fifth Amendment (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that each such Loan Party and each such Issuing Bank has signed a counterpart) of this Fifth Amendment.
(b)Representations and Warranties; Absence of Events of Default. All of the representations and warranties of the Loan Parties set forth in this Fifth Amendment and the other Loan Documents shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of the Fifth Amendment Closing Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such date or for such period. No Event of Default shall have occurred and be continuing at the time of, or immediately after giving effect to, the establishment of the Fifth Amendment Incremental Revolving Facility Commitments on the Fifth Amendment Closing Date.
(c)Legal Opinions. The Administrative Agent shall have received, on behalf of itself and the Fifth Amendment Incremental Revolving Lenders on the Fifth Amendment Closing Date, a

customary written opinion of (i) Goodwin Procter LLP, in its capacity as counsel for the Loan Parties and (ii) Hill Ward Henderson, in its capacity as Florida counsel for the applicable Loan Parties, in each case, dated the Fifth Amendment Closing Date and addressed to the Administrative Agent and the Fifth Amendment Incremental Revolving Lenders and with respect to this Fifth Amendment and the other Loan Documents executed on the Fifth Amendment Closing Date.
(d)Secretary’s Certificates and Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, each dated the Fifth Amendment Closing Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (1) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization (or equivalent) of such Loan Party certified by the relevant authority of its jurisdiction of organization (to the extent reasonably available in the applicable jurisdiction), (2) the certificate or articles of incorporation, formation or organization (or equivalent) of such Loan Party attached thereto have not been amended (except as attached thereto) since the date reflected thereon, (3) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Fifth Amendment Closing Date, and such by-laws or operating, management, partnership or similar agreement are in full force and effect as of the Fifth Amendment Closing Date and (4) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of the Loan Documents, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign the Loan Documents to which such Loan Party is a party on the Fifth Amendment Closing Date and (ii) a good standing (or equivalent) certificate as of a recent date for each Loan Party from the relevant authority of its jurisdiction of organization (to the extent applicable in such jurisdiction).
(e)Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Fifth Amendment Closing Date and executed by a Responsible Officer of the Borrower, certifying as to the satisfaction of the conditions set forth in Sections 6(b) and 6(i) (and, in the case of the condition set forth in Section 6(i), attaching a reasonably detailed calculation demonstrating compliance therewith).
(f)Solvency. The Administrative Agent shall have received a certificate in substantially the form attached as Exhibit L to the Credit Agreement (with references therein to the “Transactions” being updated to refer to the “Fifth Amendment Incremental Transaction”) from the chief financial officer (or other Responsible Officer with reasonably equivalent responsibilities) of the Borrower dated as of the Fifth Amendment Closing Date and certifying as to the matters set forth therein.
(g)Fees. Prior to or substantially concurrently with the establishment of the Fifth Amendment Incremental Revolving Facility Commitments, the Fifth Amendment Incremental Revolving Lenders, the Administrative Agent and the Fifth Amendment Lead Arrangers shall have received all fees and reimbursement of all reasonable out-of-pocket expenses (including reasonable legal fees and expenses), in each case required to paid or reimbursed by the Borrower and for which invoices in reasonable detail have been presented at least three (3) Business Days prior to the Fifth Amendment Closing Date (or such later date to which the Borrower may agree).
(h)USA PATRIOT Act and Beneficial Ownership Certification. The Administrative Agent shall have received at least three (3) Business Days prior to the Fifth Amendment Closing Date (or such later date to which the Borrower and the Administrative Agent may agree) all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least 10 days prior to the Fifth Amendment Closing Date (or such later date to which the Borrower and the Administrative Agent may agree) by the Administrative Agent (on behalf of itself and the Lenders) and that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act. No later than three (3) Business Days prior to the Fifth Amendment Closing Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership

Regulation and the Administrative Agent has so requested the Borrower in writing at least 10 days prior to the Fifth Amendment Closing Date, then the Borrower shall have delivered to the Administrative Agent a Beneficial Ownership Certification in relation to the Borrower.
(i)Incremental Cap. The establishment of the Fifth Amendment Incremental Revolving Commitments shall be permitted under the “Incremental Cap” definition as defined in the Credit Agreement.
(j)Reaffirmation by the Loan Parties. The Administrative Agent shall have received a customary reaffirmation agreement, dated as of the Fifth Amendment Closing Date (the “Reaffirmation Agreement”) and executed by each Reaffirming Party, whereby it agrees to reaffirm its obligations pursuant to the Credit Agreement (in the case of Holdings and the Borrower), the Guarantee Agreement, the Collateral Documents and the other Loan Documents to which it is a party.
SECTION 7. Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)On and after the Fifth Amendment Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fifth Amendment.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fifth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Fifth Amendment (including any such Obligations in respect of the Fifth Amendment Incremental Revolving Commitments and the Revolving Credit Exposure thereunder).
(c)On and after the effectiveness of this Fifth Amendment, this Fifth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement (as amended by this Fifth Amendment) and the other Loan Documents.
(d)This Fifth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
SECTION 8. Execution in Counterparts. This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature to this Fifth Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Fifth Amendment. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Fifth Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
SECTION 9. Severability. Section 9.08 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
SECTION 10. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. THIS FIFTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE (WHETHER IN TORT, IN CONTRACT, AT LAW OR IN EQUITY OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATED TO THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 9.10(b), (c) and (d) AND 9.11 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.
SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fifth Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
CANO HEALTH, LLC, as Borrower

By:    ______________________________________
Name:
Title:

PRIMARY CARE (ITC) INTERMEDIATE HOLDINGS, LLC, as Holdings

By:    ______________________________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and as an Issuing Bank
By:    ______________________________________
Name:
Title:

By:    ______________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Fifth Amendment Incremental Revolving Lender and as an Issuing Bank
By:    ______________________________________
Name:
Title:

[Signature Page to Fifth Amendment and Incremental Facility Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Fifth Amendment Incremental Revolving Lender and as an Issuing Bank
By:    ______________________________________
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as an Issuing Bank
By:    ______________________________________
Name:
Title:

[Signature Page to Fifth Amendment and Incremental Facility Amendment to Credit Agreement]

Schedule I
Part 1: Fifth Amendment Incremental Revolving Commitment

2021 Incremental Revolving Lender	Fifth Amendment Incremental Revolving Commitment
JPMorgan Chase Bank, N.A.	$30,000,000
Goldman Sachs Bank USA	30,000,000
Total	$60,000,000

Part 2: Letter of Credit Sublimit

Issuing Bank	Issuing Bank Sublimit
Credit Suisse AG, Cayman Islands Branch	$5,000,000
Morgan Stanley Senior Funding, Inc.	$5,000,000
JPMorgan Chase Bank, N.A.	$5,000,000
Goldman Sachs Bank USA	$5,000,000
Total	$20,000,000